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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 11, 2003

                         HUGHES ELECTRONICS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             0-26035                                52-1106564
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    (Commission File Number)           (I.R.S. Employer Identification No.)

     200 NORTH SEPULVEDA BOULEVARD
        EL SEGUNDO, CALIFORNIA                              90245
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 (Address of Principal Executive offices)                 (Zip Code)

                                 (310) 662-9688
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS

           As previously reported, DIRECTV, Inc. ("DIRECTV") has been involved in several lawsuits with the National Rural Telecommunications Cooperative ("NRTC"), Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc. (collectively "Pegasus") and a class of NRTC members (the "Class"), regarding premium programming, launch fees, certain advanced services, contract term and post-contract rights of first refusal. On August 11, 2003, DIRECTV announced that it had entered into a settlement agreement with the NRTC pursuant to which the parties agreed to dismiss all their claims against each other currently pending in the U.S. District Court for the Central District of California. This settlement also resolves the class-action claims filed against DIRECTV by the Class. The settlement will not become final until the Court conducts a fairness hearing and approves the settlement of the Class claims. As a result of the settlement, the NRTC and the Class have agreed to release DIRECTV from all financial damage claims. The settlement does not resolve certain related pending litigation between DIRECTV and Pegasus. A copy of DIRECTV's press release related to the settlement, dated August 11, 2003, is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

   Exhibit No.           Exhibit
   -----------           -------

   99.1                  Press Release, dated August 11, 2003







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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HUGHES ELECTRONICS CORPORATION
                                        (Registrant)

Date:      August 11, 2003        By:    /s/ Michael J. Gaines
                                        ----------------------------------------
                                        Name: Michael J. Gaines
                                        Title: Senior Vice President
                                               and Chief Financial Officer



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
                                 EXHIBIT INDEX


   Exhibit No.          Exhibit
   -----------          -------

   99.1                 Press Release, dated August 11, 2003









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